UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         June 27, 2008
                                                  ------------------------------

                            SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01.  Other Events.

            On June 27, 2008, the Board of Directors of Salisbury Bancorp, Inc. (the "Corporation") adopted a stock repurchase program. The stock repurchase program provides for the repurchase of the Corporation's common stock in amounts up to an aggregate of five percent (5%) of the outstanding shares of the Corporation's common stock from time to time over the next twelve months through privately negotiated transactions and/or market purchases at appropriate prices, subject to price and market conditions on terms determined to be in the best interests of the Corporation.

            A copy of a press release announcing the stock repurchase program is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

            (a)       Not Applicable.

            (b)       Not Applicable.

            (c)       Not Applicable.

            (d)       Exhibits.
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                      99.1. Press Release dated July 1, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: July 1, 2008                   SALISBURY BANCORP, INC.


                                      By:   /s/ John F. Foley
                                           -------------------------------
                                           John F. Foley
                                           Chief Financial Officer and Secretary